Exhibit 99.2 Creating Significant Shareholder Value and a Global Leader in Sustainable Packaging Solutions Combination of International Paper and DS Smith April 16, 2024

Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act 1995 that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry-specific nature. Forward-looking statements give International Paper Company (“International Paper”)’s and DS Smith’s current expectations and projections with respect to the financial condition, results of operations and business of International Paper, DS Smith and certain plans and objectives of International Paper, DS Smith and the combined company. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by International Paper and DS Smith in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied by those forward-looking statements. Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward- looking statements include statements relating to the following: (i) the ability of International Paper and DS Smith to consummate the proposed combination between International Paper and DS Smith (the “Combination”) in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Combination; (iii) adverse effects on the market price of International Paper’s or DS Smith’s operating results including because of a failure to complete the Combination; (iv) the effect of the announcement or pendency of the Combination on International Paper’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the International Paper group or the DS Smith group; and (vii) the effects of government regulation on the business of the International Paper group or the DS Smith group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals. These forward-looking statements are not guarantees of future performance and are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this presentation may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this presentation are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this presentation. All subsequent oral or written forward-looking statements attributable to International Paper or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither International Paper nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required. International Paper’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 contains additional information regarding forward-looking statements and other risk factors with respect to International Paper. Additional Information This presentation may be deemed to be solicitation material in respect of the Combination, including the issuance of shares of International Paper’s common stock in respect of the Combination. In connection with the foregoing proposed issuance of International Paper’s common stock, International Paper expects to file a proxy statement on Schedule 14A (together with any amendments and supplements thereto, the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”). To the extent the Combination is effected as a scheme of arrangement under English law, the issuance of International Paper common stock in the Combination would not be expected to require registration under the US Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder (the “US Securities Act”) pursuant to an exemption provided by Section 3(a)(10) under the US Securities Act. In the event that International Paper determines to conduct the Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the US Securities Act, International Paper expects to file a registration statement with the SEC containing a prospectus with respect to its common stock that would be issued in connection with the Combination. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT (DEFINED BELOW) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERNATIONAL PAPER, THE COMBINATION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement, the scheme document to be sent to, among others, the shareholders of DS Smith relating to the scheme of arrangement (the “Scheme Document”) and other documents filed by International Paper with the SEC at the SEC’s website at https://www.sec.gov/. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the Scheme Document and other documents filed by International Paper with the SEC at https://www.internationalpaper.com/investors. Participants in the Solicitation International Paper and its directors, officers and employees, including Christopher M. Connor, Ahmet C. Dorduncu, Ilene S. Gordon, Anders Gustafsson, Jacqueline C. Hinman, Clinton A. Lewis, Jr., Kathryn D. Sullivan, Anton V. Vincent and Ray G. Young, all of whom are members of International Paper’s board of directors, as well as Mark S. Sutton, Chief Executive Officer and Chairman of International Paper’s board of directors and Timothy S. Nicholls, Senior Vice President and Chief Financial Officer may be deemed participants in the solicitation of proxies from International Paper’s stockholders in respect of the Combination, including the proposed issuance of International Paper’s common stock in respect of the Combination. Information regarding International Paper’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of International Paper, which was filed with the SEC on February 16, 2024 and (ii) the “Item 1 – Election of 9 Directors,” “Compensation Discussion & Analysis (CD&A),” and “Security Ownership of Management” sections in the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of International Paper, which was filed with the SEC on April 2, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the Combination when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at https://www.sec.gov/ and International Paper’s website at https://www.internationalpaper.com/investors. No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Non-GAAP/Non-IFRS Financial Information While International Paper reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), during the course of this presentation, certain unaudited information and non-GAAP financial measures are presented. Management of International Paper believes non-GAAP financial measures, when used in conjunction with information presented in accordance with GAAP, can facilitate a better understanding of the impact of various factors and trends on International Paper’s financial condition and results of operations. Management of International Paper also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating International Paper’s performance. Additionally, while DS Smith reports its financial results in accordance with the International Financial Reporting Standards (“IFRS”), during the course of this presentation, certain unaudited information and non-IFRS financial measures are presented. The non-GAAP non-IFRS financial measures in this presentation have limitations as analytical tools and should not be considered in isolation or as a substitute for an analysis of our results calculated in accordance with GAAP or DS Smith’s results calculated in accordance with IFRS. In addition, because not all companies use identical calculations, our presentation of non-GAAP and non-IFRS financial measures in this presentation may not be comparable to similarly titled measures disclosed by other companies, including companies in our industry. This information has been provided on a forward-looking basis pursuant to an exception for non-GAAP financial measures included in disclosures relating to a proposed business combination transaction, the entity resulting from the business combination transaction or any entity that is a party to the business combination transaction where the communication containing such disclosure is subject to the SEC’s rules relating to communications applicable to business combination transactions. Investors should not place undue reliance on these measures and should carefully review the risks and uncertainties described in the cautionary statement relating to “Forward-Looking Statements” contained herein. Please see the appendix at the end of this presentation for more information on all presented non-GAAP and non-IFRS financial measures, definitions, and reconciliations to the most directly comparable GAAP measures. 2

Today’s Speakers Mark Sutton Andy Silvernail Tim Nicholls Chairman and CEO CEO-Elect CFO 3

Highly Complementary Combination With Compelling Strategic and Financial Benefits Creates Winning Positions in Creates Significant Attractive & Growing Regions Shareholder Value § Aligns with IP strategy to strengthen and grow our § Significant and achievable synergy opportunity of at global packaging business least $514 million § Establishes a global leader in fiber-based packaging§ Expected to deliver margin expansion and higher returns st ü A leader in North America (1 largest profit pool) § Expected to be EPS accretive in year one and deal nd ü A leader in Europe (2 largest profit pool) ROIC expected to exceed WACC by year three § Strengthens customer value proposition through § Strong investment-grade balance sheet and expect to enhanced offerings, innovation and geographic reach maintain IP’s current credit rating and dividend § Combines capabilities and expertise of two § Solid cash flow profile to support future growth and experienced teams to accelerate solutions in innovation capital returns and sustainability § Low execution and operational risk given experienced teams with similar cultures 4

Summary Transaction Terms

IP and DS Smith have reached agreement on the terms of a recommended all-share combination

- The terms of the combination **value each DS Smith share at 415 pence per share**[1], and will result in **IP issuing 0.1285 shares for each DS Smith share**, resulting in pro forma ownership of 66.3% for IP shareholders and 33.7%[2] for DS Smith shareholders
- **~$9.9 billion**[3] transaction value
- **Headquarters** in Memphis, Tennessee with plans to establish an EMEA headquarters at DS Smith's existing London headquarters
- **IP CEO-elect Andy Silvernail will be CEO**; DS Smith CEO Miles Roberts intended to be retained as a consultant to assist with integration; up to two non-executive directors of DS Smith will be invited to join the board upon close
- **Primary listing** on NYSE with intention to add secondary listing on LSE
- **Transaction expected to close in Q4 2024** subject to IP and DS Smith shareholder approval and customary closing conditions, including receipt of regulatory clearances in Europe and the U.S.

(1) Based on the IP undisturbed share price of $40.85 on 25 March 2024, the DS Smith undisturbed share price of 281p on 7 February 2024, and a GBP / USD FX rate of 1.2645 as of 25 March 2024.
(2) Based on IP diluted share capital of 354,258,615 and DS Smith diluted share capital of 1,400,381,069.
(3) Based on DS Smith net debt of $2,495 million, non-controlling interests of $4 million and net pension liability of $63 million, assuming a GBP / USD FX rate of 1.2645 (as of 25 March 2024).

International Paper
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DS Smith at a Glance Redefining Packaging for a Changing World £7.4 bn/ £1.1bn/ 100% +30 30k ~35k ~235 15.1% (1) (1) $ 9.3 bn $1.4 bn sustainable countries in employees customers facilities EBITDA Revenue EBITDA packaging operation Margin LTM Oct-23 LTM Oct-23 Breakdown by Geography (FY23A) 16% Northern Europe 11% 38% Southern Europe 9% 8% 53% EBITDA Revenue Eastern Europe North America 28% 38% Continued investment in asset base, A leading provider of sustainable packaging with Deep relationships with blue-chip customer R&D and innovation with 700 innovators ambitious targets in plastic replacement and base of fast-moving consumer goods brands and designers GHG emissions reduction (1) DS Smith has an April year-end and financials on this page are shown on their last interim reported basis (October 2023). LTM financials for DS Smith in USD as of 15-Apr FX rate. 6

A Leader in Sustainable Packaging Across Attractive NA and European Regions (2) IP DS Smith Combined 15% 10% Product 100% 85% (3) Mix 90% (1) (1) (1) Packaging Packaging Packaging Absorbent Pulp Absorbent Pulp 37% 16% 8% 38% 4% 8% (3) 1% Footprint 1% 86% 38% 62% United States Northern Europe Americas EMEA Southern Europe EMEA – primarily Europe Other Americas Eastern Europe APAC APAC North America (1) Includes third-party containerboard, recycling and other sales. 7 (2) GBP to USD using 15-April-2024 FX rate of 1.2451. (3) Breakdowns are shown as % of revenue based on last fiscal year reporting for each company: Dec-2023 for IP and April-2023 for DS Smith.

Combination is Logical Next Step in IP’s Strategy to Create Value Creating Winning Positions in Sustainable Packaging to Drive Profitable Growth + ▪ Streamlined portfolio with primary focus on ▪ Creates winning position in Europe by sustainable packaging combining business capabilities and customer offerings ▪ Strengthened balance sheet and fully funded U.S. qualified pension plan▪ Enhances North American box capabilities in eastern region and increases mill ▪ Investing in packaging business across NA integration through profitable box channel & Europe to deliver profitable growth ▪ Leverages expertise sharing to accelerate ▪ Executing box go-to-market strategy to innovation in sustainability, technology, achieve best-in-class margins commercial and operational excellence ▪ Optimizing cellulose fibers business to ▪ Results in a global leader with ~90% maximize profitability and cash generation revenue from sustainable packaging ▪ Leveraging advanced technology to drive optimization Strategic Evolution 8

Combination Creates Winning Position in Europe 238 § Attractive and growing region Pro Forma Mills & nd § 2 largest profit pool (3) Packaging Plants § Strong sustainability and e-commerce tailwinds § Strengthens packaging business in Europe § Combines capabilities of strong packaging positions § Enhances customer solutions and diversifies product offering § Utilizes market expertise of two innovative teams § Combines strong commercial resources and complementary assets § Generates significant cost synergies and optimizes network § Accelerates innovation and creates cross selling opportunities (1) (2) IP DS Smith Mill Mill (1) EMEA Mills: 2; EMEA Packaging Plants: 23. Morocco Mill not shown on map. 9 Packaging Plant Packaging Plant (2) EMEA Mills: 13; EMEA Packaging Plants: 200. (3) Excludes sales offices and other operations

Enhances IP's Packaging Business in NA

- Attractive and growing region
  - Largest profit pool
  - Strong trends in e-commerce and sustainability
  - Emerging trends in nearshoring and onshoring
- DS Smith box network in eastern region provides additional customer offerings
- Integrates ~500-600k tons into NA mill system
- Expected to generate significant synergies through global scale and optimization
  - Higher integration level
  - Procurement savings
  - Overhead streamlining
- Accelerates sustainability innovation and solutions for customers from shared expertise


205
Pro Forma Mills & Packaging Plants(3)
IP(1)
Mill
Packaging Plant
DS Smith(2)
Mill
Packaging Plant

International Paper

(1) NA Mills: 17; NA Packaging Plants: 174
(2) NA Mills: 2; NA Packaging Plants: 12
(3) Excludes sales offices and other operations.

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Builds a Stronger Customer Value Proposition and Accelerates Innovation Leverages Enhances Combines Accelerates Strong Offerings to Global Market Product Sustainability & Regional Innovation Expertise Platforms Customers 11

Innovative Sustainable Solutions for Customers Replacing plastic in DS Smith Temperature controlled takeaway food Lift Up solutions § Plastic free fully recyclable § Shrink wrap replacement - § Temperature-controlled solution 100% recyclable corrugated corrugated packaging to handle replace expanded § Water and grease-repellent polystyrene coating§ Reduces c.200 tonnes of plastic each year for Coca-§ Suitable for cool storage - § Multiple applications Cola HBC Austria temperatures 2-8°C § Carbon footprint 5.5x lower Note: Photos sourced from DS Smith’s half year results presentation dated December 7, 2023. 12

Significant and Achievable Synergy Opportunity Combination expected to deliver at least $514 million of pre-tax cash synergies on an annual run-rate basis by the end of the fourth year following close Total Synergies $514m Cost Synergies $474m Operational Synergies $241m Overhead Synergies $117m Operational Procurement Synergies $116m Capex Procurement Synergies $26m Revenue Synergies $14m 13

Significant and Achievable Synergy Opportunity Estimated synergies independently validated as part of a Quantified Financial Benefits Statement process, as required by the U.K. Takeover Code Expect low execution and ~33% of synergies expected to be achieved in year one operational risk with ~66% achieved in year two and 95% achieved in year three following due to similar close, all on a run-rate basis cultures and experienced teams Total one-time costs of ~$370 million to achieve synergies No significant dis-synergies expected 14

2023 Pro Forma Financial Profile

In bn	International Paper FY 2023 ($)	DS Smith LTM Oct 23 (£ / $)[1]	FY'23 PRO FORMA COMPANY (without / with synergies)[2]
Sales	$18.9	£7.4 / $9.3	$28.2
Adjusted EBITDA	$2.2[5]	£1.1 / $1.4	$3.6 / $4.1
Margin %	11.8%	15.1%	12.9% / 14.6%
Capex	$1.1	£0.6 / $0.8	$1.9
Adjusted EBITDA - Capex	$1.1	£0.5 / $0.6	$1.7 / $2.2
Credit Rating	Baa2 [3], BBB [4]	BBB- [4]	Baa2 [3], BBB [4]

~$10bn
Combined company EMEA revenues FY23 (~35% of revenue)

- ✓ Significant and achievable synergies
- ✓ Improved margin structure
- ✓ Expected to be EPS accretive in year one
- ✓ Solid free cash flow profile
- ✓ Deal ROIC expected to exceed WACC by end of year three
- ✓ Strong investment-grade balance sheet and expect to maintain current credit rating
- ✓ Expect to maintain current dividend

International Paper

(1) Figures converted to USD assuming a GBP / USD exchange rate of 1.2451 as of 15-Apr-2024.
(2) Pro forma based on FY 2023 (Dec-2023A) for International Paper and last 12 months ending October 2023 financials for DS Smith. Includes total synergies of at least $514 million, of which $488 million impacts EBITDA and $26 million impacts Capex.
(3) Moody's; Pro forma company ratings estimated.
(4) S&P; Pro forma company ratings estimated.
(5) Adjusted EBITDA is a "non-GAAP financial measure" presented as a supplemental measure of IP's performance. The most directly comparable US GAAP measures for Adjusted EBITDA is net income.

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Similar Cultures and Experienced Teams Expect Low Integration and Operational Risk Aligned values and Track record of Purpose-driven Highly engaged successful cultures with ethics, with focus on employees in high- collaboration with commitment to sustainability, safety, performance work innovation, diversity and new teams environments relentless customer strengthening our communities focus and responsible growth 16

Sustainability: Shared Values and Goals Vision 2030 Now and Next Building a better future for people and the planet We are taking action today to lead the transition to a low carbon, circular economy ▪ Healthy and Abundant Forests: Lead forest ▪ Nature: Protecting and regenerating nature stewardship efforts globally, protect and regenerate nature ▪ Circularity: Designing out waste and pollution, and keeping materials in use ▪ Renewable Solutions: Accelerate the transition to a low carbon economy ▪ Carbon: Decarbonizing our operations and value chains ▪ Sustainable Operations: Improve our climate impact and advance water stewardship ▪ People and Communities: Creating a safe, diverse and inclusive workplace and being active in ▪ Thriving People and Communities: Promote our communities employee well-being and strengthen the resilience of our communities 17

Highly Complementary Combination With Compelling Strategic and Financial Benefits Creates Winning Positions in Creates Significant Attractive & Growing Regions Shareholder Value § Aligns with IP strategy to strengthen and grow our § Significant and achievable synergy opportunity of at global packaging business least $514 million § Establishes a global leader in fiber-based packaging§ Expected to deliver margin expansion and higher returns st ü A leader in North America (1 largest profit pool) § Expected to be EPS accretive in year one and deal nd ü A leader in Europe (2 largest profit pool) ROIC expected to exceed WACC by year three § Strengthens customer value proposition through § Strong investment-grade balance sheet and expect to enhanced offerings, innovation and geographic reach maintain IP’s current credit rating and dividend § Combines capabilities and expertise of two § Solid cash flow profile to support future growth and experienced teams to accelerate solutions in innovation capital returns and sustainability § Low execution and operational risk given experienced teams with similar cultures 18

Investor Relations Media • Mark Nellessen • Amy Simpson +1 901-419-1731 +1 901-419-4964 mark.nellessen@ipaper.com amy.simpson@ipaper.com • Michele Vargas • FGS Global +1 901-419-7287 +1 212-687-8080 michele.vargas@ipaper.com IP@fgsglobal.com 19

Appendix

International Paper – Reconciliation of Net Earnings to Adjusted EBITDA $m December 31, 2023 Net Sales 18,916 Costs and Expenses Cost of products sold 13,629 Selling and administrative expenses 1,360 Depreciation, amortization and cost of timber harvested 1,432 Distribution expenses 1,575 Taxes other than payroll and income taxes 154 Restructuring and other charges, net 99 Net (gains) losses on sales and impairments of businesses 0 Net (gains) losses on sales of equity method investments 0 Net (gains) losses on mark to market investments 0 Interest expense, net 231 Non-operating pension (income) expense 54 Earnings (loss) from continuing operations before income taxes and equity earnings (losses) 382 Income tax provision (benefit) 59 Equity earnings (loss), net of taxes (21) Earnings (loss) from continuing operations 302 Discontinued operations, net of taxes (14) Net earnings (loss) 288 Less: Net earnings (loss) attributable to noncontrolling interests 0 Net earnings (loss) attributable to International Paper Company 288 Add back: Net earnings (loss) attributable to noncontrolling interests 0 Net earnings (loss) 288 Add back: Interest expense, net 231 (1) Add back: Special Items 557 Add back: Non-operating pension (income) expense 54 59 Add back: Income tax provision (benefit) (21) Add back: Equity earnings (loss), net of taxes Add back: Discontinued operations, net of taxes (14) EBIT before Special Items 1,224 Add back Depreciation, amortization and cost of timber harvested (excluding depreciation from special items) 1,010 EBITDA before Special Items (Adjusted EBITDA) 2,234 Adjusted EBITDA Margin 11.8% Note: Reconciliation calculated based on publicly available sources (International Paper 10-K published on 16 February 2024). (1) See the following page for Special Items reconciliation. IP’s adjusted EBITDA used in the combined value is based on 2023 full year Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure presented as a supplemental measure of IP’s performance and the most directly comparable GAAP measures for Adjusted EBITDA is net income. It is not 21 presented in accordance with accounting principles generally accepted in the United States or GAAP. IP believes this measure provides additional meaningful information in evaluating IP's performance over time and that other companies use these and/or similar measures for similar purposes. However, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for an analysis of IP’s results as reported under GAAP. In addition, when evaluating Adjusted EBITDA, you should be aware that in the future we will incur expenses such as those used in calculating these measures. Our presentation of this measure should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items.

International Paper – Reconciliation of Net Earnings to Adjusted EBITDA $m December 31, 2023 Business Segments Restructuring and other, net 107 Orange mill accelerated depreciation 347 75 Pensacola mill and Riegelwood mill accelerated depreciation Corporate Restructuring and other, net (8) Environmental remediation reserve adjustments 36 Total Special Items 557 Note: Reconciliation calculated based on publicly available sources (International Paper 10-K published on 16 February 2024). IP’s adjusted EBITDA used in the combined value is based on 2023 full year Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure presented as a supplemental measure of IP’s performance and the most directly comparable GAAP measures for Adjusted EBITDA is net income. It is not 22 presented in accordance with accounting principles generally accepted in the United States or GAAP. IP believes this measure provides additional meaningful information in evaluating IP's performance over time and that other companies use these and/or similar measures for similar purposes. However, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for an analysis of IP’s results as reported under GAAP. In addition, when evaluating Adjusted EBITDA, you should be aware that in the future we will incur expenses such as those used in calculating these measures. Our presentation of this measure should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items.

DS Smith – Reconciliation of Net Income to Adjusted EBITDA

October 31 / April 30, £m	H1'22	H1'23	FY23	LTM Oct 23
Revenue	**4,299**	**3,513**	**8,221**	**7,435**
Operating Costs	3,881	3,148	7,360	6,627
Amortisation of intangible assets; acquisitions and divestments	62	51	113	102
Adjusting items	7	0	15	8
Finance income	1	6	2	7
Finance costs	36	53	75	92
Employment benefit net finance expense	0	0	1	1
Share of profit of equity accounted investments, net of tax	1	1	2	2
Income tax (expense)/credit	83	64	172	153
Current tax credit on adjusting items	0	0	3	3
Profit for the year from discontinued operations, net of tax	0	0	11	11
Net Income	**232**	**204**	**503**	**475**
Subtract: Profit for the year from discontinued operations, including tax	0	0	11	11
Add back: Post-Tax Adjusting items	7	0	12	5
Add back: Income tax expense	83	64	172	153
Add back: Net financing costs	35	47	74[1]	86
Add back: Amortisation of intangible assets; acquisitions and divestments	62	51	113	102
Subtract: Share of profit of equity accounted investments, net of tax	1	1	2	2
Adjusted operating profit	**418**	**365**	**861**	**808**
Depreciation	154	157	312	315
Adjusted EBITDA	**572**	**522**	**1,173**	**1,123**
Adjusted EBITDA Margin	13.3%	14.9%	14.3%	15.1%

Adjusting Items

October 31 / April 30, £m	H1'22	H1'23	FY23	LTM Oct 23
Acquisition related costs	7	0	15	8
Current tax credit on adjusting items	0	0	3	3
Total post-tax adjusting items	**7**	**0**	**12**	**5**

Note: Reconciliation calculated based on publicly available sources (DS Smith 2023/24 Half-year Press Release published on 7 December 2023 and DS Smith 2022/23 Annual Report published on 13 July 2023).

International Paper

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